MUNDER SERIES TRUST
THE MUNDER FUNDS, INC.

AGREEMENT AND PLAN OF
REORGANIZATION AND REDOMICILIATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION (Agreement) is made as of this 11th day of February, 2003, by and between Munder Series Trust, a Delaware statutory trust (Trust), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf each of its separate series:
Munder Future Technology Fund, Munder International Bond Fund, Munder Micro-Cap Equity Fund, Munder MidCap Select Fund, Munder Multi-Season Growth Fund, Munder NetNet Fund, Munder Power Plus Fund, Munder Real Estate Equity Investment Fund, and Munder Small-Cap Value Fund (each an Acquiring Fund), and The Munder Funds, Inc., a Maryland corporation (Company), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of each of its separate series: Munder Future Technology Fund, Munder International Bond Fund, Munder Micro-Cap Equity Fund, Munder MidCap Select Fund, Munder Multi-Season Growth Fund, Munder NetNet Fund, Munder Power Plus Fund, Munder Real Estate Equity Investment Fund, and Munder Small-Cap Value Fund (each an Acquired Fund).
        WHEREAS, each of the Acquired Funds and each of the Acquiring Funds is a series of an open-end, registered investment company of the management type;
        WHEREAS, each Acquiring Fund has been organized to hold the assets of a corresponding Acquired Fund and each Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended (1940 Act)) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein;
        WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest (Acquiring Fund Shares) and the corresponding Acquired Fund with its classes of shares of common stock ($0.01 par value per share) (Acquired Fund Shares):
Acquiring Fund,
each a series of Munder Series Trust
(a Delaware statutory trust)
Corresponding Acquired Fund
each a series of The Munder Funds, Inc.
(a Maryland corporation)
Munder Future Technology Fund
Class A, B, II, K & Y shares

Munder Future Technology Fund
Class A, B, II, K & Y shares

Munder International Bond Fund
Class A, B, C, K & Y shares

Munder International Bond Fund
Class A, B, C, K & Y shares

Munder Micro-Cap Equity Fund
Class A, B, C, K & Y shares

Munder Micro-Cap Equity Fund
Class A, B, C, K & Y shares

Munder MidCap Select Fund
Class A, B, II, K & Y shares

Munder MidCap Select Fund
Class A, B, II, K & Y shares

Munder Multi-Season Growth Fund
Class A, B, C, K & Y shares

Munder Multi-Season Growth Fund
Class A, B, C, K & Y shares

Munder NetNet Fund
Class A, B, C, K & Y shares

Munder NetNet Fund
Class A, B, C, K & Y shares

Munder Power Plus Fund
Class A, B, II, K & Y shares

Munder Power Plus Fund
Class A, B, II, K & Y shares

Munder Real Estate Equity Investment Fund
Class A, B, C, K & Y shares

Munder Real Estate Equity Investment Fund
Class A, B, C, K & Y shares

Munder Small-Cap Value Fund
Class A, B, C, K & Y shares

Munder Small-Cap Value Fund
Class A, B, C, K & Y shares


        WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund
Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the Acquired Fund; and
        WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of
Section 368(a)(1) of the United States Internal Revenue Code of
1986, as amended (Code);
        WHEREAS, each reorganization, redomiciliation and
liquidation will consist of the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (Reorganization), all upon the terms and conditions hereinafter set forth in this Agreement;
        WHEREAS, each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring
Fund is permitted to invest;
        WHEREAS, the Trustees of the Trust have determined, with
respect to each Acquiring Fund, that the exchange of all of the assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
        WHEREAS, the Directors of the Company have determined, with respect to each Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the
assumption of all liabilities of the Acquired Fund by the
corresponding Acquiring Fund is in the best interests of the
Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;
        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING
ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION
OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED
FUND
        1.1	Subject to the requisite approval of each Acquired
Fund*s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the corresponding
Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and
fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund as of the time and date set forth in paragraph 3; and
(ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (Closing Date).
        1.2	The assets of each Acquired Fund to be acquired by the
corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, with respect to each Acquired Fund separately, Assets).  Each
Acquiring Fund shall assume all of the liabilities of the
corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, with respect to each Acquired Fund separately, Liabilities).
        1.3	Immediately upon delivery to the Acquired Fund of the
Acquiring Fund Shares, each Acquired Fund, as the then sole
shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the Trust, (ii) approve the advisory and sub-advisory agreements previously approved by the Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph
5.2, (iii) approve the distribution and service plan pursuant to
Rule 12b-1 under the 1940 Act, with respect to each class of shares of the corresponding Acquiring Fund, previously approved by the
Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph 5.2, and (iv) ratify the selection of Ernst & Young LLP as the independent accountants of the corresponding Acquiring Fund.
        1.4	Immediately following the action contemplated by
paragraph 1.3, each Acquired Fund will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing as defined in paragraph 3.1 (Acquired Fund Shareholders), on a pro rata basis within that class, the Acquiring
Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the
corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding
Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.
        1.5	Ownership of Acquiring Fund Shares will be shown on the
books of each Acquiring Fund*s Transfer Agent, as defined in paragraph 3.3.
        1.6	Any reporting responsibility of an Acquired Fund,
including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the
Securities and Exchange Commission (Commission), any state
securities commission, and any Federal, state or local tax
authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.	VALUATION
        2.1	The value of the Assets shall be the value of such
Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the Valuation Date), computed using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to each
Acquired Fund and valuation procedures established by the Company*s Board of Directors.
        2.2	All computations of value shall be made by State Street
Bank and Trust Company, in its capacity as administrator for each Acquired Fund, and shall be subject to confirmation by each
Acquiring Fund*s record keeping agent and by each Acquiring Fund*s independent accountants.
3.	CLOSING AND CLOSING DATE
        3.1	The Closing Date shall be April 25, 2003, or such other
date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (Closing) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m.,
Eastern Time.  The Closing shall be held at the offices of the
Company or at such other time and/or place as the parties may agree.
        3.2	The Company shall direct State Street Bank and Trust
Company, as custodian for each Acquired Fund (Custodian), to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund*s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the corresponding Acquiring Fund, as the Custodian also serves as the custodian for each Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the
Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of each Acquiring Fund as of the
Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the corresponding Acquired Fund*s Assets are deposited, the corresponding Acquired
Fund*s Assets deposited with such depositories. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.
        3.3	The Company shall direct PFPC, Inc., in its capacity as
transfer agent for each Acquired Fund (Transfer Agent), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each
Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund*s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the
Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each Acquired Fund shall deliver to the corresponding Acquiring Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.
        3.4	In the event that on the Valuation Date (a) the New York
Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an Exchange) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either the Board of Trustees of the Trust or the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.	REPRESENTATIONS AND WARRANTIES
        4.1	Except as has been fully disclosed to the applicable
corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the
Company, on behalf of each Acquired Fund, represents and warrants to the Trust as follows:
               (a)	The Acquired Fund is duly organized as a
series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Company*s Articles of Incorporation, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;
               (b)	The Company is a registered investment
company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund
Shares under the Securities Act of 1933, as amended (1933 Act), is in full force and effect;
               (c)	No consent, approval, authorization, or
order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (1934 Act), the 1940 Act and state securities laws;
               (d)	The current prospectus and statement of
additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
               (e)	On the Valuation Date, the Company, on
behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no
restrictions on the full transfer thereof, including such
restrictions as might arise under the 1933 Act;
               (f)	The Acquired Fund is not engaged currently,
and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Company*s Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii)
the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;
               (g)	All material contracts or other commitments
of the Acquired Fund (other than this Agreement, listed on Schedule
A and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired
Fund on or prior to the Closing Date.  Each contract listed on
Schedule A is a valid, binding and enforceable obligation of each party thereto and the assignment by each Acquired Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default
thereunder or the imposition of any penalty thereunder;
               (h)	No litigation or administrative proceeding
or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the
Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
               (i)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2002 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (GAAP) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired
Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with
GAAP as of such date not disclosed therein;
               (j)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2002 (unaudited)
are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;
               (k)	Since December 31, 2002, there has not been
any material adverse change in the Acquired Fund*s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the
Acquired Fund shall not constitute a material adverse change;
               (l)	On the Closing Date, all Federal and other
tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund*s
knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
               (m)	For each taxable year of its operation
(including the taxable year ending on the Closing Date), the
Acquired Fund has met (or will meet) the requirements of Subchapter
M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute)
its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the
Closing Date;
               (n)	All issued and outstanding Acquired Fund
Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the
District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund
Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The
Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;
               (o)	The execution, delivery and performance of
this Agreement has been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund,
enforceable in accordance with its terms, subject, as to
enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors* rights and to general equity principles;
               (p)	The information to be furnished by the
Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and
               (q)	The Proxy Statement (as defined in paragraph
5.2) insofar as it relates to the Acquired Fund, will, on the effective date of the Proxy Statement and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the
circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.
        4.2	Except as has been fully disclosed to the applicable
corresponding Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the Trust, the Trust, on behalf of each Acquiring Fund, represents and warrants to the
Company as follows:
               (a)	The Acquiring Fund is duly organized as a
series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Trust*s Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;
               (b)	The Trust is a registered investment company
classified as a management company of the open-end type, and its registration with the Commission as an investment company under the
1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date;
               (c)	No consent, approval, authorization, or
order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934
Act, the 1940 Act and state securities laws;
               (d)	The current prospectus and statement of
additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
               (e)	The Acquiring Fund is not engaged currently,
and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust*s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii)
the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the
Acquiring Fund, is a party or by which it is bound;
               (f)	No litigation or administrative proceeding
or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the
Trust, with respect to the Acquiring Fund or any of the Acquiring
Fund*s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund*s financial condition or the conduct of its business.  The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the
Acquiring Fund*s business or its ability to consummate the
transactions herein contemplated;
               (g)	To the best knowledge of the Acquiring Fund,
the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its Federal income tax under
Section 852 of the Code;
               (h)	Upon consummation of the Reorganization, all
issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
               (i)	The execution, delivery and performance of
this Agreement has been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors* rights and to general equity principles;
               (j)	The information to be furnished by the
Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and
               (k)	Prior to the Closing Date, the Acquiring
Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by
Section 14(a) of the 1940 Act.
5.	COVENANTS
        5.1	Each Acquired Fund will operate its business in the
ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and
distributions, and any other distribution that may be advisable.
        5.2	The Company will call a meeting of the shareholders of
each Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the
transactions contemplated herein.  The Company will, on behalf of each Acquired Fund, prepare, file with the Commission, and deliver to the Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A (Proxy Statement) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.
        5.3	Each Acquired Fund covenants that the Acquiring Fund
Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
        5.4 	Each Acquired Fund will assist the corresponding
Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the
Acquired Fund shares.
        5.5.	Subject to the provisions of this Agreement, each
Acquiring Fund and each corresponding Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
        5.6. 	Each Acquiring Fund will provide the corresponding
Acquired Fund with information reasonably necessary for the
preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.
        5.7	Each Acquiring Fund and each corresponding Acquired Fund
shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
        5.8	The Company, on behalf of each Acquired Fund, covenants
that it will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Company*s title to and possession of the Acquiring Fund Shares to be delivered
hereunder and (b) the Trust*s, title to and possession of all the
Assets and to otherwise to carry out the intent and purpose of this
Agreement.
        5.9	Each Acquiring Fund will use all reasonable efforts to
obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND
        The obligations of the Company, on behalf of an Acquired
Fund, to consummate the transactions provided for herein shall be subject, at the Company*s election, to the performance by the Trust, on behalf of the corresponding Acquiring Fund, of all the
obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
        6.1.	All representations and warranties of the Trust,
on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
        6.2.	The Trust, on behalf of the Acquiring Fund, shall
have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by the Trust*s President or Vice
President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing
Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;
        6.3.	The Trust, on behalf of the Acquiring Fund, shall
have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and
        6.4.	The Acquired Fund and the Acquiring Fund shall
have agreed on the number of full and fractional Acquiring Fund
Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND
        The obligations of the Trust, on behalf of an Acquiring
Fund, to complete the transactions provided for herein shall be subject, at the Trust*s election, to the performance by the Company, on behalf of the corresponding Acquired Fund, of all of the
obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
        7.1.	All representations and warranties of the Company,
on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
        7.2.	The Company shall have delivered to the Acquiring
Fund a statement of the Acquired Fund*s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;
        7.3.	The Company, on behalf of the Acquired Fund, shall
have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the Company*s President or Vice
President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing
Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;
        7.4	The Company, on behalf of the Acquired Fund, shall have
performed all of the covenants and complied with all of the
provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date; and
        7.5	The Acquired Fund and the Acquiring Fund shall have
agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING
FUND AND EACH CORRESPONDING ACQUIRED FUND
        If any of the conditions set forth below have not been
satisfied on or before the Closing Date with respect to the Company, on behalf of an Acquired Fund, or the Trust, on behalf of the corresponding Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:
        8.1	The Agreement and the transactions contemplated herein
shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company*s Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;
        8.2	On the Closing Date no action, suit or other proceeding
shall be pending or, to the Trust*s or to the Company*s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
        8.3	All consents of other parties and all other consents,
orders and permits of Federal, state and local regulatory
authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;
        8.4	The registration statement with respect to the Acquiring
Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933
Act; and
        8.5	The parties shall have received the opinion of counsel
to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph
8.5.
9.	INDEMNIFICATION
	9.1.	The Trust, out of each Acquiring Fund*s assets and
property, agrees to indemnify and hold harmless the corresponding Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense ( or actions with respect thereto) arises out of or is based on any breach by the Acquiring
Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

	9.2	The Company, out of each Acquired Fund*s assets and
property, agrees to indemnify and hold harmless the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES
        10.1	The Trust, on behalf of each Acquiring Fund, and
the Company, on behalf of each corresponding Acquired Fund,
represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
        10.2	The expenses relating to the proposed
Reorganization will be borne solely by the Acquired Funds pro rata on the basis of relative net assets.  The costs of the
Reorganization shall include, but not be limited to, costs
associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Proxy Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders* meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code.
11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
        11.1	The Trust and the Company agree that neither party
has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
        11.2	The representations, warranties and covenants
contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Section 9 shall survive the Closing.
12.	TERMINATION
        This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Trust or the Board of Directors of the Company, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Acquired Fund, respectively.
13.	AMENDMENTS
        This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by the Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.
14.	NOTICES
        Any notice, report, statement or demand required or
permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust and the Company, 480 Pierce Street, Birmingham, MI 48009, attn:
Stephen J. Shenkenberg, in each case with a copy to Dechert LLP,
1775 I Street, N.W., Washington, DC 20006, attn: Jane A. Kanter.
15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION
OF LIABILITY
        15.1	The Article and paragraph headings contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
        15.2	This Agreement shall be governed by and construed
in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
        15.3	The warranties, representations, and agreements
contained in this Agreement made by the Company, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. In the event that shareholders of a particular Acquired Fund do not approve the Reorganization with respect to that Acquired Fund and the corresponding Acquiring Fund, the Agreement will continue to remain in full force and effect with respect to the reorganizations, redomiciliations and liquidations for the other Acquired Funds and their corresponding Acquiring Funds referenced in this Agreement.
The benefits and obligations attendant to the Reorganization are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganization. Shareholders of the Acquired Funds have no rights under this Agreement with respect to the reorganization, redomiciliation, and liquidation of any other Acquired Fund in which they do not hold shares.
        15.4	This Agreement shall bind and inure to the benefit
of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.
MUNDER SERIES TRUST, on behalf of its series:

THE MUNDER FUNDS INC., on behalf of its series:
Munder Future Technology Fund,
Munder International Bond Fund,
Munder Micro-Cap Equity Fund,
Munder MidCap Select Fund,
Munder Multi-Season Growth Fund,
Munder NetNet Fund,
Munder Power Plus Fund,
Munder Real Estate Equity Investment Fund, and
Munder Small-Cap Value Fund

Munder Future Technology Fund,
Munder International Bond Fund,
Munder Micro-Cap Equity Fund,
Munder MidCap Select Fund,
Munder Multi-Season Growth Fund,
Munder NetNet Fund,
Munder Power Plus Fund,
Munder Real Estate Equity Investment Fund, and
Munder Small-Cap Value Fund

By: /s/ Peter K. Hoglund
Name: Peter K. Hoglund
Title: Vice President

By: /s/Stephen J. Shenkenberg
Name: Stephen J. Shenkenberg
Title: Vice President & Secretary





Schedule A

Material Acquired Fund Contracts to be Assigned to Acquiring Funds

1. Administration Agreement dated June 1, 2002, as amended, with Munder Capital Management.
2. Amended and Restated Investment Advisory Agreement dated May 15, 2001, as amended, with Munder Capital Management.
3. Combined Distribution Agreement dated May 15, 2001, as amended, with Funds Distributor, Inc.
4. Sub-Administration Agreement dated June 1, 2002, as amended, with FDI Distribution Services, Inc.
5. Sub-Administration Agreement dated June 1, 2002, as amended, with State Street Bank and Trust Company.
6. Master Custodian Contract dated September 26, 2001, as amended, with State Street Bank and Trust Company.
7. Transfer Agency and Registrar Agreement dated August 13, 2002, as amended, with PFPC Inc.
8. Securities Lending Authorization Agreement dated March 31, 1998, as amended, with State Street Bank and Trust Company.
9. Securities Lending Letter Agreement with Goldman, Sachs & Co. dated October 1, 2001, as amended.
10. Master Securities Loan Agreement with Goldman, Sachs & Co. dated September 21, 2000, as amended.
11. Line of Credit Agreement dated December 20, 2000, as amended, with State Street Bank and Trust Company.
12. Master Repurchase Agreement dated June 15, 2001 with Goldman,
Sachs & Co.
13. Custodial Undertaking dated June 15, 2001 with Goldman, Sachs & Co. and The Bank of New York.
14. Master Repurchase Agreement dated March 27, 2001 with Lehman Brothers Inc. and/or Lehman Commercial Paper Inc.
15. Subcustodial Undertaking dated March 27, 2001 with Lehman Brothers Inc. and/or Lehman Commercial Paper Inc., State Street Bank and Trust Company and The Chase Manhattan Bank.
16. Master Repurchase Agreement dated March 21, 2001 with Merrill Lynch Government Securities Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated.
17. Subcustodial Undertaking dated March 21, 2001 with Merrill Lynch Government Securities Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Chase Manhattan Bank.
18. Master Repurchase Agreement dated June 15, 2001 with Salomon
Smith Barney Inc.
19. Custodial Undertaking dated June 15, 2001 with Salomon Smith Barney Inc. and The Bank of New York.
20. Administrative Services Agreement with American General Retirement Services Company dated December 31, 2000.
21. Administrative Services Agreement with Benefit Plans Administrative Services, Inc. dated October 22, 2002.
22. Service Agreement with Universal Pensions, Inc. dated September
8, 1997.
23. Administrative Services Agreement with Comerica Bank dated
December 24, 2001.
24. Administrative Services Agreement with CPI Qualified Plan Consultants, Inc. dated January 5, 2001.
25. Administrative Services Agreement with First Trust Corporation dated August 12, 2002.
26. Administrative Services Agreement with Digital Retirement Solutions, Inc. dated July 1, 2000.
27. Funds Trading Agreement with Fidelity Investments Institutional Operations Company dated March 1, 2000.
28. Administrative Services Agreement with GoldK, Inc. dated
February 19, 2002.
29. Administrative Services Agreement with BenefitsCorp Equities, Inc. dated January 6, 2000, as amended.
30. Shareholder Service Agreement with Invesmart, Inc. dated January 8, 2001, as amended.
31. Administrative Services Agreement with Manufacturers Life Insurance Company (U.S.A.) dated August 21, 2000.
32. Administrative Services Agreement with Manufacturers Life Insurance Company of NY dated August 21, 2000.
33. Sub-Administration Services Agreement with Matrix Settlement & Clearance Services, LLC dated August 9, 2001.
34. Supplement to Trust Fund/SERV Agreement with MFS Heritage Trust Company dated April 11, 2000.
35. Service Agreement with Mid Atlantic Capital Corp. dated August
23, 1999.
36. Administrative Services Agreement with Milliman USA, Inc. dated September 26, 2002.
37. Administrative Services Agreement with Security Trust Company dated August 4, 2001.
38. Networking Services Agreement with Janney Montgomery Scott LLC dated October 15, 2001.
39. Networking Services Agreement with Morgan Stanley Dean Witter dated August 5, 2000.
40. Addendum to Bilateral Networking Agreement with MacDonald Investments, Inc. dated October 16, 2000.
41. Networking Services Agreement with Robert W. Baird & Co. dated
July 24, 2000.
42. Networking Services Agreement with U.S. Clearing, a division of Fleet Securities, Inc. dated December 6, 2001.
43. Networking Reimbursement Agreement with American Enterprise Investment Services, Inc. dated June 24, 2002.
44. Networking Services Agreement with Bear Stearns Securities Corp. dated April 6, 2001.
45. Networking Services Agreement with Wachovia Securities, Inc. dated January 1, 2003.
46. Networking Services Agreement with Morgan Keegan &Co, Inc. dated June 12, 2000.
47. Addendum to Bilateral Networking Agreement with U.S. Bancorp Piper Jaffrey Inc. dated August 21, 2001.
48. Networking Services Agreement with National Investors Corp dated February 1, 2002.
49. Networking Reimbursement Agreement with A.G. Edwards & Sons, Inc. dated April 16, 1999.




- 18 -


225187.9.03
















MUNDER SERIES TRUST
THE MUNDER FUNDS TRUST

AGREEMENT AND PLAN OF
REORGANIZATION AND REDOMICILIATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION (Agreement) is made as of this 11th day of February, 2003, by and between Munder Series Trust, a Delaware statutory trust (Trust), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf each of its separate series:
Munder Balanced Fund, Munder Bond Fund, Munder Cash Investment Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Intermediate Bond Fund, Munder Large-Cap Value Fund, Munder Michigan Tax-Free Bond Fund, Munder Small Company Growth Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Money Market Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder U.S. Government Income Fund, and Munder U.S. Treasury Money Market Fund (each an Acquiring Fund), and The Munder Funds Trust, a Massachusetts business trust (MFT), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of each of its separate series: Munder Balanced Fund, Munder Bond Fund, Munder Cash Investment Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Intermediate Bond Fund, Munder Large-Cap Value Fund, Munder Michigan Tax-Free Bond Fund, Munder Small Company Growth Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Money Market Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder U.S. Government Income Fund, and Munder U.S. Treasury Money Market Fund (each an Acquired Fund).
        WHEREAS, each of the Acquired Funds and each of the Acquiring Funds is a series of an open-end, registered investment company of the management type;
        WHEREAS, each Acquiring Fund has been organized to hold the assets of a corresponding Acquired Fund and each Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended (1940 Act)) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein;
        WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest (Acquiring Fund Shares) and the corresponding Acquired Fund with its classes of shares of beneficial interest ($0.001 par value per share) (Acquired Fund Shares):
Acquiring Fund,
each a series of Munder Series Trust
(a Delaware statutory trust)
Corresponding Acquired Funds,
each a series of The Munder Funds Trust
(a Massachusetts business trust)
Munder Balanced Fund
Class A, B, C, K & Y shares
Munder Balanced Fund
Class A, B, C, K & Y shares

Munder Bond Fund
Class A, B, C, K & Y shares
Munder Bond Fund
Class A, B, C, K & Y shares

Munder Cash Investment Fund
Class A, B, C, K & Y shares
Munder Cash Investment Fund
Class A, B, C, K & Y shares

Munder Index 500 Fund
A, B, K & Y shares
Munder Index 500 Fund
A, B, K & Y shares

Munder Intermediate Bond Fund
Class A, B, C, K & Y shares
Munder Intermediate Bond Fund
Class A, B, C, K & Y shares

Munder International Equity Fund
Class A, B, C, K & Y shares
Munder International Equity Fund
Class A, B, C, K & Y shares

Munder Large-Cap Value Fund
Class A, B, C, K & Y shares
Munder Large-Cap Value Fund
Class A, B, C, K & Y shares

Munder Michigan Tax-Free Bond Fund
Class A, B, C, K & Y shares
Munder Michigan Tax-Free Bond Fund
Class A, B, C, K & Y shares

Munder Small Company Growth Fund
Class A, B, C, K & Y shares
Munder Small Company Growth Fund
Class A, B, C, K & Y shares

Munder Tax-Free Bond Fund
Class A, B, C, K & Y shares
Munder Tax-Free Bond Fund
Class A, B, C, K & Y shares

Munder Tax-Free Money Market Fund
Class A, K & Y shares
Munder Tax-Free Money Market Fund
Class A, K & Y shares

Munder Tax-Free Short-Intermediate Bond Fund
Class A, B, C, K & Y shares
Munder Tax-Free Short-Intermediate Bond Fund
Class A, B, C, K & Y shares

Munder U.S. Government Income Fund
Class A, B, C, K & Y shares
Munder U.S. Government Income Fund
Class A, B, C, K & Y shares

Munder U.S. Treasury Money Market Fund
Class A, K & Y shares
Munder U.S. Treasury Money Market Fund
Class A, K & Y shares


        WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund
Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the Acquired Fund; and
        WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of
Section 368(a)(1) of the United States Internal Revenue Code of
1986, as amended (Code);
        WHEREAS, each reorganization, redomiciliation and
liquidation will consist of the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (Reorganization), all upon the terms and conditions hereinafter set forth in this Agreement;
        WHEREAS, each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring
Fund is permitted to invest;
        WHEREAS, the Trustees of the Trust have determined, with
respect to each Acquiring Fund, that the exchange of all of the assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
        WHEREAS, the Trustees of MFT have determined, with respect to each Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the corresponding Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired
Fund would not be diluted as a result of this transaction;
        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING
ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION
OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED
FUND
        1.1	Subject to the requisite approval of each Acquired
Fund*s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the corresponding
Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and
fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund as of the time and date set forth in paragraph 3; and
(ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (Closing Date).
        1.2	The assets of each Acquired Fund to be acquired by the
corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, with respect to each Acquired Fund separately, Assets).  Each
Acquiring Fund shall assume all of the liabilities of the
corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, with respect to each Acquired Fund separately, Liabilities).
        1.3	Immediately upon delivery to the Acquired Fund of the
Acquiring Fund Shares, each Acquired Fund, as the then sole
shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the Trust, (ii) approve the advisory and sub-advisory agreements previously approved by the Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph
5.2, (iii) approve the distribution and service plan pursuant to
Rule 12b-1 under the 1940 Act, with respect to each class of shares of the corresponding Acquiring Fund, previously approved by the
Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph 5.2, and (iv) ratify the selection of Ernst & Young LLP as the independent accountants of the corresponding Acquiring Fund.
        1.4	Immediately following the action contemplated by
paragraph 1.3, each Acquired Fund will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing as defined in paragraph 3.1 (Acquired Fund Shareholders), on a pro rata basis within that class, the Acquiring
Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the
corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding
Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.
        1.5	Ownership of Acquiring Fund Shares will be shown on the
books of each Acquiring Fund*s Transfer Agent, as defined in paragraph 3.3.
        1.6	Any reporting responsibility of an Acquired Fund,
including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the
Securities and Exchange Commission (Commission), any state
securities commission, and any Federal, state or local tax
authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.	VALUATION
        2.1	The value of the Assets shall be the value of such
Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the Valuation Date), computed using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to each
Acquired Fund and valuation procedures established by MFT*s Board of
Trustees.
        2.2	All computations of value shall be made by State Street
Bank and Trust Company, in its capacity as administrator for each Acquired Fund, and shall be subject to confirmation by each
Acquiring Fund*s record keeping agent and by each Acquiring Fund*s independent accountants.
3.	CLOSING AND CLOSING DATE
        3.1	The Closing Date shall be April 25, 2003, or such other
date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (Closing) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m.,
Eastern Time. The Closing shall be held at the offices of MFT or at such other time and/or place as the parties may agree.
        3.2	MFT shall direct State Street Bank and Trust Company, as
custodian for each Acquired Fund (Custodian), to deliver to the
Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been
delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund*s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the corresponding Acquiring Fund, as the Custodian also serves as the custodian for each Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the
Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of each Acquiring Fund as of the
Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the corresponding Acquired Fund*s Assets are deposited, the corresponding Acquired
Fund*s Assets deposited with such depositories. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.
        3.3	MFT shall direct PFPC, Inc., in its capacity as transfer
agent for each Acquired Fund (Transfer Agent), to deliver to the
Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such shareholder
immediately prior to the Closing.  Each Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund*s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the
Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each Acquired Fund shall deliver to the corresponding Acquiring Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.
        3.4	In the event that on the Valuation Date (a) the New York
Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an Exchange) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either the Board of Trustees of the Trust or the Board of Trustees of MFT, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.	REPRESENTATIONS AND WARRANTIES
        4.1	Except as has been fully disclosed to the applicable
corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of MFT, MFT, on behalf of each Acquired Fund, represents and warrants to the Trust as follows:
               (a)	The Acquired Fund is duly organized as a
series of MFT, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust*s Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;
               (b)	MFT is a registered investment company
classified as a management company of the open-end type, and its registration with the Commission as an investment company under the
1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (1933 Act), is in full force and effect;
               (c)	No consent, approval, authorization, or
order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (1934 Act), the 1940 Act and state securities laws;
               (d)	The current prospectus and statement of
additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
               (e)	On the Valuation Date, MFT, on behalf of the
Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such
Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;
               (f)	The Acquired Fund is not engaged currently,
and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the MFT*s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MFT, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MFT, on behalf of the Acquired Fund, is a party or by which it is bound;
               (g)	All material contracts or other commitments
of the Acquired Fund (other than this Agreement, listed on Schedule
A and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired
Fund on or prior to the Closing Date.  Each contract listed on
Schedule A is a valid, binding and enforceable obligation of each party thereto and the assignment by each Acquired Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default
thereunder or the imposition of any penalty thereunder;
               (h)	No litigation or administrative proceeding
or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MFT, with respect to the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  MFT, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
               (i)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2002 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (GAAP) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired
Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with
GAAP as of such date not disclosed therein;
		(j)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2002 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

               (k)	Since December 31, 2002, there has not been
any material adverse change in the Acquired Fund*s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the
Acquired Fund shall not constitute a material adverse change;
               (l)	On the Closing Date, all Federal and other
tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund*s
knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
               (m)	For each taxable year of its operation
(including the taxable year ending on the Closing Date), the
Acquired Fund has met (or will meet) the requirements of Subchapter
M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute)
its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the
Closing Date;
               (n)	All issued and outstanding Acquired Fund
Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MFT and have been offered and sold in every state, territory and the District of
Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws.
All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired
Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there
outstanding any security convertible into any of the Acquired Fund
Shares;
               (o)	The execution, delivery and performance of
this Agreement has been duly authorized by all necessary action, if any, on the part of the Trustees of MFT, on behalf of the Acquired
Fund, and, subject to the approval of the Acquired Fund
Shareholders, this Agreement constitutes a valid and binding obligation of MFT, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors* rights and to general equity principles;
               (p)	The information to be furnished by the
Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and
               (q)	The Proxy Statement (as defined in paragraph
5.2) insofar as it relates to the Acquired Fund, will, on the effective date of the Proxy Statement and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the
circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.
        4.2 	Except as has been fully disclosed to the
applicable corresponding Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the
Trust, the Trust, on behalf of each Acquiring Fund, represents and warrants to MFT as follows:
               (a)	The Acquiring Fund is duly organized as a
series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Trust*s Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;
               (b)	The Trust is a registered investment company
classified as a management company of the open-end type, and its registration with the Commission as an investment company under the
1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date;
               (c)	No consent, approval, authorization, or
order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934
Act, the 1940 Act and state securities laws;
               (d)	The current prospectus and statement of
additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
               (e)	The Acquiring Fund is not engaged currently,
and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust*s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii)
the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the
Acquiring Fund, is a party or by which it is bound;
               (f)	No litigation or administrative proceeding
or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the
Trust, with respect to the Acquiring Fund or any of the Acquiring
Fund*s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund*s financial condition or the conduct of its business.  The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the
Acquiring Fund*s business or its ability to consummate the
transactions herein contemplated;
               (g)	To the best knowledge of the Acquiring Fund,
the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its Federal income tax under
Section 852 of the Code;
               (h)	Upon consummation of the Reorganization, all
issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
               (i)	The execution, delivery and performance of
this Agreement has been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors* rights and to general equity principles;
               (j)	The information to be furnished by the
Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and
               (k)	Prior to the Closing Date, the Acquiring
Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by
Section 14(a) of the 1940 Act.
5.	COVENANTS
        5.1	Each Acquired Fund will operate its business in the
ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and
distributions, and any other distribution that may be advisable.
        5.2	MFT will call a meeting of the shareholders of each
Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. MFT will, on behalf of each Acquired Fund, prepare, file with the Commission, and deliver to the Acquired Fund Shareholders in connection with such meeting, a proxy statement on
Schedule 14A (Proxy Statement) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.
        5.3	Each Acquired Fund covenants that the Acquiring Fund
Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
        5.4 	Each Acquired Fund will assist the corresponding
Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the
Acquired Fund shares.
        5.5.	Subject to the provisions of this Agreement, each
Acquiring Fund and each corresponding Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
        5.6. 	Each Acquiring Fund will provide the corresponding
Acquired Fund with information reasonably necessary for the
preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.
        5.7	Each Acquiring Fund and each corresponding Acquired Fund
shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
        5.8	MFT, on behalf of each Acquired Fund, covenants that it
will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) MFT*s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Trust*s, title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.
        5.9	Each Acquiring Fund will use all reasonable efforts to
obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND
        The obligations of MFT, on behalf of an Acquired Fund, to consummate the transactions provided for herein shall be subject, at MFT*s election, to the performance by the Trust, on behalf of the corresponding Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
        6.1.	All representations and warranties of the Trust,
on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
        6.2.	The Trust, on behalf of the Acquiring Fund, shall
have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by the Trust*s President or Vice
President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MFT and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MFT shall reasonably request;
        6.3.	The Trust, on behalf of the Acquiring Fund, shall
have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and
        6.4.	The Acquired Fund and the Acquiring Fund shall
have agreed on the number of full and fractional Acquiring Fund
Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND
        The obligations of the Trust, on behalf of an Acquiring
Fund, to complete the transactions provided for herein shall be subject, at the Trust*s election, to the performance by MFT, on behalf of the corresponding Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
        7.1.	All representations and warranties of MFT, on
behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
        7.2.	MFT shall have delivered to the Acquiring Fund a
statement of the Acquired Fund*s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of MFT;
        7.3.	MFT, on behalf of the Acquired Fund, shall have
delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by MFT*s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of MFT, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;
        7.4	MFT, on behalf of the Acquired Fund, shall have
performed all of the covenants and complied with all of the
provisions required by this Agreement to be performed or complied with by MFT, on behalf of the Acquired Fund, on or before the
Closing Date; and
        7.5	The Acquired Fund and the Acquiring Fund shall have
agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING
FUND AND EACH CORRESPONDING ACQUIRED FUND
        If any of the conditions set forth below have not been
satisfied on or before the Closing Date with respect to MFT, on behalf of an Acquired Fund, or the Trust, on behalf of the
corresponding Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:
        8.1	The Agreement and the transactions contemplated herein
shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the MFT*s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the
contrary, neither the Trust nor MFT may waive the conditions set forth in this paragraph 8.1;
        8.2	On the Closing Date no action, suit or other proceeding
shall be pending or, to the Trust*s or to the MFT*s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
        8.3	All consents of other parties and all other consents,
orders and permits of Federal, state and local regulatory
authorities deemed necessary by the Trust or MFT to permit
consummation, in all material respects, of the transactions
contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;
        8.4	The registration statement with respect to the Acquiring
Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933
Act; and
        8.5	The parties shall have received the opinion of counsel
to MFT substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for
Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to MFT of representations it shall request of the Trust and MFT.  Notwithstanding anything herein to the contrary, neither the Trust nor MFT may waive the condition set forth in this paragraph 8.5.
9.	INDEMNIFICATION
	9.1.	The Trust, out of each Acquiring Fund*s assets and
property, agrees to indemnify and hold harmless the corresponding Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense ( or actions with respect thereto) arises out of or is based on any breach by the Acquiring
Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

	9.2	MFT, out of each Acquired Fund*s assets and property,
agrees to indemnify and hold harmless the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired
Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES
        10.1	The Trust, on behalf of each Acquiring Fund, and
MFT, on behalf of each corresponding Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
        10.2	The expenses relating to the proposed
Reorganization will be borne solely by the Acquired Funds pro rata on the basis of relative net assets.  The costs of the
Reorganization shall include, but not be limited to, costs
associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Proxy Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders* meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code.
11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
        11.1	The Trust and MFT agree that neither party has
made any representation, warranty or covenant, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
        11.2	The representations, warranties and covenants
contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Section 9 shall survive the Closing.
12.	TERMINATION
        This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Trust or the Board of Trustees of MFT, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Acquired Fund, respectively.
13.	AMENDMENTS
        This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MFT and the Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by MFT pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.
14.	NOTICES
        Any notice, report, statement or demand required or
permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust and MFT, 480 Pierce Street, Birmingham, MI 48009, attn: Stephen J. Shenkenberg, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, attn: Jane A. Kanter.
15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION
OF LIABILITY
        15.1	The Article and paragraph headings contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
        15.2	This Agreement shall be governed by and construed
in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
        15.3	The warranties, representations, and agreements
contained in this Agreement made by MFT, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. In the event that shareholders of a particular Acquired Fund do not approve the Reorganization with respect to that Acquired Fund and the corresponding Acquiring Fund, the Agreement will continue to remain in full force and effect with respect to the reorganizations, redomiciliations and liquidations for the other Acquired Funds and their corresponding Acquiring Funds referenced in this Agreement. The benefits and obligations attendant to the Reorganization are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganization. Shareholders of the Acquired Funds have no rights under this Agreement with respect to the reorganization, redomiciliation, and liquidation of any other Acquired Fund in which they do not hold shares.
        15.4	This Agreement shall bind and inure to the benefit
of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.
MUNDER SERIES TRUST, on behalf of its series:
THE MUNDER FUNDS TRUST, on behalf of its series:
Munder Balanced Fund,
Munder Bond Fund,
Munder Cash Investment Fund,
Munder Index 500 Fund,
Munder International Equity Fund,
Munder Intermediate Bond Fund,
Munder Large-Cap Value Fund,
Munder Michigan Tax-Free Bond Fund,
Munder Small Company Growth Fund,
Munder Tax-Free Bond Fund,
Munder Tax-Free Money Market Fund,
Munder Tax-Free Short-Intermediate Bond Fund,
Munder U.S. Government Income Fund, and
Munder U.S. Treasury Money Market Fund
Munder Balanced Fund,
Munder Bond Fund,
Munder Cash Investment Fund,
Munder Index 500 Fund,
Munder International Equity Fund,
Munder Intermediate Bond Fund,
Munder Large-Cap Value Fund,
Munder Michigan Tax-Free Bond Fund,
Munder Small Company Growth Fund,
Munder Tax-Free Bond Fund,
Munder Tax-Free Money Market Fund,
Munder Tax-Free Short-Intermediate Bond Fund,
Munder U.S. Government Income Fund, and
Munder U.S. Treasury Money Market Fund


By: /s/ Peter K. Hoglund
Name: Peter K. Hoglund
Title: Vice President


By: /s/ Stephen J. Shenkenberg
Name: Stephen J. Shenkenberg
Title: Vice President & Secretary


Schedule A

Material Acquired Fund Contracts to be Assigned to Acquiring Funds

1. Administration Agreement dated June 1, 2002, as amended, with Munder Capital Management.
2. Amended and Restated Investment Advisory Agreement dated May 15, 2001, as amended, with Munder Capital Management.
3. Amended and Restated Investment Advisory Agreement dated May 15, 2001, as amended, with World Asset Management, a division of Munder Capital Management.
4. Combined Distribution Agreement dated May 15, 2001, as amended, with Funds Distributor, Inc.
5. Sub-Administration Agreement dated June 1, 2002, as amended, with FDI Distribution Services, Inc.
6. Sub-Administration Agreement dated June 1, 2002, as amended, with State Street Bank and Trust Company.
7. Master Custodian Contract dated September 26, 2001, as amended, with State Street Bank and Trust Company.
8. Transfer Agency and Registrar Agreement dated August 13, 2002, as amended, with PFPC Inc.
9. Securities Lending Authorization Agreement dated March 31, 1998, as amended, with State Street Bank and Trust Company.
10. Line of Credit Agreement dated December 20, 2000, as amended, with State Street Bank and Trust Company.
11. Master Repurchase Agreement dated June 15, 2001 with Goldman,
Sachs & Co.
12. Custodial Undertaking dated June 15, 2001 with Goldman, Sachs & Co. and The Bank of New York.
13. Master Repurchase Agreement dated March 27, 2001 with Lehman Brothers Inc. and/or Lehman Commercial Paper Inc.
14. Subcustodial Undertaking dated March 27, 2001 with Lehman Brothers Inc. and/or Lehman Commercial Paper Inc., State Street Bank and Trust Company and The Chase Manhattan Bank.
15. Master Repurchase Agreement dated March 21, 2001 with Merrill Lynch Government Securities Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated.
16. Subcustodial Undertaking dated March 21, 2001 with Merrill Lynch Government Securities Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Chase Manhattan Bank.
17. Master Repurchase Agreement dated June 15, 2001 with Salomon
Smith Barney Inc.
18. Custodial Undertaking dated June 15, 2001 with Salomon Smith Barney Inc. and The Bank of New York.
19. Service Agreement with Alliance Benefit Group dated February 24,
1999.
20. Administrative Services Agreement with American General Retirement Services Company dated December 31, 2000.
21. Administrative Services Agreement with Benefit Plans Administrative Services, Inc. dated October 22, 2002.
22. Service Agreement with Universal Pensions, Inc. dated September
8, 1997.
23. Administrative Services Agreement with Comerica Bank dated
December 24, 2001.
24. Administrative Services Agreement with CPI Qualified Plan Consultants, Inc. dated January 5, 2001.
25. Administrative Services Agreement with First Trust Corporation dated August 12, 2002.
26. Administrative Services Agreement with Digital Retirement Solutions, Inc. dated July 1, 2000.
27. Administrative Services Agreement with GoldK, Inc. dated
February 19, 2002.
28. Administrative Services Agreement with BenefitsCorp Equities, Inc. dated January 6, 2000, as amended.
29. Shareholder Service Agreement with Invesmart, Inc. dated January 8, 2001, as amended.
30. Administrative Services Agreement with Manufacturers Life Insurance Company (U.S.A.) dated August 21, 2000.
31. Administrative Services Agreement with Manufacturers Life Insurance Company of NY dated August 21, 2000.
32. Sub-Administration Services Agreement with Matrix Settlement & Clearance Services, LLC dated August 9, 2001.
33. Supplement to Trust Fund/SERV Agreement with MFS Heritage Trust Company dated April 11, 2000.
34. Service Agreement with Mid Atlantic Capital Corp. dated August
23, 1999.
35. Administrative Services Agreement with Milliman USA, Inc. dated September 26, 2002.
36. Administrative Services Agreement with Security Trust Company dated August 4, 2001.
37. Networking Services Agreement with Janney Montgomery Scott LLC dated October 15, 2001.
38. Networking Services Agreement with Morgan Stanley Dean Witter dated August 5, 2000.
39. Addendum to Bilateral Networking Agreement with MacDonald Investments, Inc. dated October 16, 2000.
40. Networking Services Agreement with Robert W. Baird & Co. dated
July 24, 2000.
41. Networking Services Agreement with U.S. Clearing, a division of Fleet Securities, Inc. dated December 6, 2001.
42. Networking Reimbursement Agreement with American Enterprise Investment Services, Inc. dated June 24, 2002.
43. Networking Services Agreement with Bear Stearns Securities Corp. dated April 6, 2001.
44. Networking Services Agreement with Wachovia Securities, Inc. dated January 1, 2003.
45. Networking Services Agreement with Morgan Keegan &Co, Inc. dated June 12, 2000.
46. Addendum to Bilateral Networking Agreement with U.S. Bancorp Piper Jaffrey Inc. dated August 21, 2001.
47. Networking Services Agreement with National Investors Corp dated February 1, 2002.
48. Networking Reimbursement Agreement with A.G. Edwards & Sons, Inc. dated April 16, 1999.




- 21 -


225534.5.03





































MUNDER SERIES TRUST
THE MUNDER FRAMLINGTON FUNDS TRUST

AGREEMENT AND PLAN OF
REORGANIZATION AND REDOMICILIATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION (Agreement) is made as of this 11th day of February, 2003, by and between Munder Series Trust, a Delaware statutory trust (Trust), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf each of its separate series:
Munder Emerging Markets Fund, Munder Healthcare Fund and Munder International Growth Fund (each an Acquiring Fund), and The Munder Framlington Funds Trust, a Massachusetts business trust (Framlington), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of each of its separate series: Munder Emerging Markets Fund, Munder Healthcare Fund and Munder International Growth Fund (each an Acquired Fund).
        WHEREAS, each of the Acquired Funds and each of the Acquiring Funds is a series of an open-end, registered investment company of the management type;
        WHEREAS, each Acquiring Fund has been organized to hold the assets of a corresponding Acquired Fund and each Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended (1940 Act)) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein;
        WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest (Acquiring Fund Shares) and the corresponding Acquired Fund with its classes of shares of beneficial interest ($0.001 par value per share) (Acquired Fund Shares):

Acquiring Fund,
each a series of Munder Series Trust
(a Delaware statutory trust)

Corresponding Acquired Fund
each a series of The Munder Framlington Funds Trust
(a Massachusetts business trust)
Munder Emerging Markets Fund
Class A, B, C, K & Y shares
Munder Emerging Markets Fund
Class A, B, C, K & Y shares

Munder Healthcare Fund
Class A, B, C, K & Y shares
Munder Healthcare Fund
Class A, B, C, K & Y shares

Munder International Growth Fund
Class A, B, C, K & Y shares
Munder International Growth Fund
Class A, B, C, K & Y shares


        WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund
Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the Acquired Fund; and
        WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of
Section 368(a)(1) of the United States Internal Revenue Code of
1986, as amended (Code);
        WHEREAS, each reorganization, redomiciliation and
liquidation will consist of the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (Reorganization), all upon the terms and conditions hereinafter set forth in this Agreement;
        WHEREAS, each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring
Fund is permitted to invest;
        WHEREAS, the Trustees of the Trust have determined, with
respect to each Acquiring Fund, that the exchange of all of the assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
        WHEREAS, the Trustees of Framlington have determined, with respect to each Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the
assumption of all liabilities of the Acquired Fund by the
corresponding Acquiring Fund is in the best interests of the
Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;
        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING
ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION
OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED
FUND
        1.1	Subject to the requisite approval of each Acquired
Fund*s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the corresponding
Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and
fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund as of the time and date set forth in paragraph 3; and
(ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (Closing Date).
        1.2	The assets of each Acquired Fund to be acquired by the
corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, with respect to each Acquired Fund separately, Assets).  Each
Acquiring Fund shall assume all of the liabilities of the
corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, with respect to each Acquired Fund separately, Liabilities).
        1.3	Immediately upon delivery to the Acquired Fund of the
Acquiring Fund Shares, each Acquired Fund, as the then sole
shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the Trust, (ii) approve the advisory and sub-advisory agreements previously approved by the Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph
5.2, (iii) approve the distribution and service plan pursuant to
Rule 12b-1 under the 1940 Act, with respect to each class of shares of the corresponding Acquiring Fund, previously approved by the
Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph 5.2, and (iv) ratify the selection of Ernst & Young LLP as the independent accountants of the corresponding Acquiring Fund.
        1.4	Immediately following the action contemplated by
paragraph 1.3, each Acquired Fund will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing as defined in paragraph 3.1 (Acquired Fund Shareholders), on a pro rata basis within that class, the Acquiring
Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the
corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding
Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.
        1.5	Ownership of Acquiring Fund Shares will be shown on the
books of each Acquiring Fund*s Transfer Agent, as defined in paragraph 3.3.
        1.6	Any reporting responsibility of an Acquired Fund,
including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the
Securities and Exchange Commission (Commission), any state
securities commission, and any Federal, state or local tax
authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.	VALUATION
        2.1	The value of the Assets shall be the value of such
Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the Valuation Date), computed using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to each
Acquired Fund and valuation procedures established by Framlington*s Board of Trustees.
        2.2	All computations of value shall be made by State Street
Bank and Trust Company, in its capacity as administrator for each Acquired Fund, and shall be subject to confirmation by each
Acquiring Fund*s record keeping agent and by each Acquiring Fund*s independent accountants.
3.	CLOSING AND CLOSING DATE
        3.1	The Closing Date shall be April 25, 2003, or such other
date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (Closing) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m.,
Eastern Time.  The Closing shall be held at the offices of
Framlington or at such other time and/or place as the parties may agree.
        3.2	Framlington shall direct State Street Bank and Trust
Company, as custodian for each Acquired Fund (Custodian), to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund*s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the corresponding Acquiring Fund, as the Custodian also serves as the custodian for each Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the
Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of each Acquiring Fund as of the
Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the corresponding Acquired Fund*s Assets are deposited, the corresponding Acquired
Fund*s Assets deposited with such depositories. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.
        3.3	Framlington shall direct PFPC, Inc., in its capacity as
transfer agent for each Acquired Fund (Transfer Agent), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each
Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund*s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the
Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each Acquired Fund shall deliver to the corresponding Acquiring Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.
        3.4	In the event that on the Valuation Date (a) the New York
Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an Exchange) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either the Board of Trustees of the Trust or the Board of Trustees of Framlington, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.	REPRESENTATIONS AND WARRANTIES
        4.1	Except as has been fully disclosed to the applicable
corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Framlington,
Framlington, on behalf of each Acquired Fund, represents and warrants to the Trust as follows:
               (a)	The Acquired Fund is duly organized as a
series of Framlington, which is a business trust duly organized, validly existing and in good standing under the laws of the
Commonwealth of Massachusetts, with power under Framlington*s Declaration of Trust, as amended from time to time, to own all of its Assets and to carry on its business as it is now being
conducted;
               (b)	Framlington is a registered investment
company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund
Shares under the Securities Act of 1933, as amended (1933 Act), is in full force and effect;
               (c)	No consent, approval, authorization, or
order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (1934 Act), the 1940 Act and state securities laws;
               (d)	The current prospectus and statement of
additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
               (e)	On the Valuation Date, Framlington, on
behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no
restrictions on the full transfer thereof, including such
restrictions as might arise under the 1933 Act;
               (f)	The Acquired Fund is not engaged currently,
and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Framlington*s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Framlington, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii)
the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Framlington, on behalf of the Acquired Fund, is a party or by which it is bound;
               (g)	All material contracts or other commitments
of the Acquired Fund (other than this Agreement, listed on Schedule
A and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired
Fund on or prior to the Closing Date.  Each contract listed on
Schedule A is a valid, binding and enforceable obligation of each party thereto and the assignment by each Acquired Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default
thereunder or the imposition of any penalty thereunder;
               (h)	No litigation or administrative proceeding
or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against
Framlington, with respect to the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Framlington, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
               (i)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2002 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (GAAP) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired
Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with
GAAP as of such date not disclosed therein;
		(j)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2002 (unaudited) are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;

               (k)	Since December 31, 2002, there has not been
any material adverse change in the Acquired Fund*s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the
Acquired Fund shall not constitute a material adverse change;
               (l)	On the Closing Date, all Federal and other
tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund*s
knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
               (m)	For each taxable year of its operation
(including the taxable year ending on the Closing Date), the
Acquired Fund has met (or will meet) the requirements of Subchapter
M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute)
its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the
Closing Date;
               (n)	All issued and outstanding Acquired Fund
Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Framlington and have been offered and sold in every state, territory and the
District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund
Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The
Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;
               (o)	The execution, delivery and performance of
this Agreement has been duly authorized by all necessary action, if any, on the part of the Trustees of Framlington, on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Framlington, on behalf of the Acquired Fund,
enforceable in accordance with its terms, subject, as to
enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors* rights and to general equity principles;
               (p)	The information to be furnished by the
Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and
               (q)	The Proxy Statement (as defined in paragraph
5.2) insofar as it relates to the Acquired Fund, will, on the effective date of the Proxy Statement and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the
circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.
        4.2 	Except as has been fully disclosed to the
applicable corresponding Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the
Trust, the Trust, on behalf of each Acquiring Fund, represents and warrants to Framlington as follows:
               (a)	The Acquiring Fund is duly organized as a
series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Trust*s Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;
               (b)	The Trust is a registered investment company
classified as a management company of the open-end type, and its registration with the Commission as an investment company under the
1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date;
               (c)	No consent, approval, authorization, or
order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934
Act, the 1940 Act and state securities laws;
               (d)	The current prospectus and statement of
additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
               (e)	The Acquiring Fund is not engaged currently,
and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust*s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii)
the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the
Acquiring Fund, is a party or by which it is bound;
               (f)	No litigation or administrative proceeding
or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the
Trust, with respect to the Acquiring Fund or any of the Acquiring
Fund*s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund*s financial condition or the conduct of its business.  The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the
Acquiring Fund*s business or its ability to consummate the
transactions herein contemplated;
               (g)	To the best knowledge of the Acquiring Fund,
the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its Federal income tax under
Section 852 of the Code;
               (h)	Upon consummation of the Reorganization, all
issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
               (i)	The execution, delivery and performance of
this Agreement has been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors* rights and to general equity principles;
               (j)	The information to be furnished by the
Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and
               (k)	Prior to the Closing Date, the Acquiring
Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by
Section 14(a) of the 1940 Act.
5.	COVENANTS
        5.1	Each Acquired Fund will operate its business in the
ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and
distributions, and any other distribution that may be advisable.
        5.2	Framlington will call a meeting of the shareholders of
each Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the
transactions contemplated herein.  Framlington will, on behalf of each Acquired Fund, prepare, file with the Commission, and deliver to the Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A (Proxy Statement) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.
        5.3	Each Acquired Fund covenants that the Acquiring Fund
Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
        5.4 	Each Acquired Fund will assist the corresponding
Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the
Acquired Fund shares.
        5.5.	Subject to the provisions of this Agreement, each
Acquiring Fund and each corresponding Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
        5.6. 	Each Acquiring Fund will provide the corresponding
Acquired Fund with information reasonably necessary for the
preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.
        5.7	Each Acquiring Fund and each corresponding Acquired Fund
shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
        5.8	Framlington, on behalf of each Acquired Fund, covenants
that it will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Framlington*s title to and possession of the Acquiring Fund Shares to be delivered
hereunder and (b) the Trust*s, title to and possession of all the
Assets and to otherwise to carry out the intent and purpose of this
Agreement.
        5.9	Each Acquiring Fund will use all reasonable efforts to
obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND
        The obligations of Framlington, on behalf of an Acquired
Fund, to consummate the transactions provided for herein shall be subject, at Framlington*s election, to the performance by the Trust, on behalf of the corresponding Acquiring Fund, of all the
obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
        6.1.	All representations and warranties of the Trust,
on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
        6.2.	The Trust, on behalf of the Acquiring Fund, shall
have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by the Trust*s President or Vice
President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Framlington and dated as of the Closing
Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Framlington shall reasonably request;
        6.3.	The Trust, on behalf of the Acquiring Fund, shall
have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and
        6.4.	The Acquired Fund and the Acquiring Fund shall
have agreed on the number of full and fractional Acquiring Fund
Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND
        The obligations of the Trust, on behalf of an Acquiring
Fund, to complete the transactions provided for herein shall be subject, at the Trust*s election, to the performance by Framlington, on behalf of the corresponding Acquired Fund, of all of the
obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
        7.1.	All representations and warranties of Framlington,
on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
        7.2.	Framlington shall have delivered to the Acquiring
Fund a statement of the Acquired Fund*s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of Framlington;
        7.3.	Framlington, on behalf of the Acquired Fund, shall
have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by Framlington*s President or Vice
President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing
Date, to the effect that the representations and warranties of Framlington, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;
        7.4	Framlington, on behalf of the Acquired Fund, shall have
performed all of the covenants and complied with all of the
provisions required by this Agreement to be performed or complied with by Framlington, on behalf of the Acquired Fund, on or before the Closing Date; and
        7.5	The Acquired Fund and the Acquiring Fund shall have
agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING
FUND AND EACH CORRESPONDING ACQUIRED FUND
        If any of the conditions set forth below have not been
satisfied on or before the Closing Date with respect to Framlington, on behalf of an Acquired Fund, or the Trust, on behalf of the corresponding Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:
        8.1	The Agreement and the transactions contemplated herein
shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of Framlington*s Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been
delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Trust nor Framlington may waive the conditions set forth in this paragraph 8.1;
        8.2	On the Closing Date no action, suit or other proceeding
shall be pending or, to the Trust*s or to Framlington*s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
        8.3	All consents of other parties and all other consents,
orders and permits of Federal, state and local regulatory
authorities deemed necessary by the Trust or Framlington to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;
        8.4	The registration statement with respect to the Acquiring
Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933
Act; and
        8.5	The parties shall have received the opinion of counsel
to Framlington substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to Framlington of representations it shall request of the Trust and Framlington. Notwithstanding anything herein to the contrary, neither the Trust nor Framlington may waive the condition set forth in this paragraph
8.5.
9.	INDEMNIFICATION
	9.1.	The Trust, out of each Acquiring Fund*s assets and
property, agrees to indemnify and hold harmless the corresponding Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense ( or actions with respect thereto) arises out of or is based on any breach by the Acquiring
Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

	9.2	Framlington, out of each Acquired Fund*s assets and
property, agrees to indemnify and hold harmless the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES
        10.1	The Trust, on behalf of each Acquiring Fund, and
Framlington, on behalf of each corresponding Acquired Fund,
represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
        10.2	The expenses relating to the proposed
Reorganization will be borne solely by the Acquired Funds pro rata on the basis of relative net assets.  The costs of the
Reorganization shall include, but not be limited to, costs
associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Proxy Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders* meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code.
11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
        11.1	The Trust and Framlington agree that neither party
has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
        11.2	The representations, warranties and covenants
contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Section 9 shall survive the Closing.
12.	TERMINATION
        This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Trust or the Board of Trustees of Framlington, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Acquired Fund, respectively.
13.	AMENDMENTS
        This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Framlington and the Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by Framlington pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.
14.	NOTICES
        Any notice, report, statement or demand required or
permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust and Framlington, 480 Pierce Street, Birmingham, MI 48009, attn:
Stephen J. Shenkenberg, in each case with a copy to Dechert LLP,
1775 I Street, N.W., Washington, DC 20006, attn: Jane A. Kanter.
15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION
OF LIABILITY
        15.1	The Article and paragraph headings contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
        15.2	This Agreement shall be governed by and construed
in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
        15.3	The warranties, representations, and agreements
contained in this Agreement made by Framlington, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. In the event that shareholders of a particular Acquired Fund do not approve the Reorganization with respect to that Acquired Fund and the corresponding Acquiring Fund, the Agreement will continue to remain in full force and effect with respect to the reorganizations, redomiciliations and liquidations for the other Acquired Funds and their corresponding Acquiring Funds referenced in this Agreement.
The benefits and obligations attendant to the Reorganization are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganization. Shareholders of the Acquired Funds have no rights under this Agreement with respect to the reorganization, redomiciliation, and liquidation of any other Acquired Fund in which they do not hold shares.
        15.4	This Agreement shall bind and inure to the benefit
of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President. MUNDER SERIES TRUST, on behalf of its series:
THE MUNDER FRAMLINGTON FUNDS TRUST, on behalf of its series:

Munder Emerging Markets Fund,
Munder Healthcare Fund, and
Munder International Growth Fund

Munder Emerging Markets Fund,
Munder Healthcare Fund, and
Munder International Growth Fund

By: /s/ Peter K. Hoglund
Name: Peter K. Hoglund
Title: Vice President

By: /s/ Stephen J. Shenkenberg
Name: Stephen J. Shenkenberg
Title: Vice President & Secretary


Schedule A

Material Acquired Fund Contracts to be Assigned to Acquiring Funds

1. Administration Agreement dated June 1, 2002, as amended, with Munder Capital Management.
2. Amended and Restated Investment Advisory Agreement dated May 15, 2001, as amended, with Munder Capital Management.
3. Amended and Restated Investment Sub-Investment Agreement dated April 1, 2002, as amended, with Framlington Overseas Investment Management Limited.
4. Combined Distribution Agreement dated May 15, 2001, as amended, with Funds Distributor, Inc.
5. Sub-Administration Agreement dated June 1, 2002, as amended, with FDI Distribution Services, Inc.
6. Sub-Administration Agreement dated June 1, 2002, as amended, with State Street Bank and Trust Company.
7. Master Custodian Contract dated September 26, 2001, as amended, with State Street Bank and Trust Company.
8. Transfer Agency and Registrar Agreement dated August 13, 2002, as amended, with PFPC Inc.
9. Securities Lending Authorization Agreement dated March 31, 1998, as amended, with State Street Bank and Trust Company.
10. Line of Credit Agreement dated December 20, 2000, as amended, with State Street Bank and Trust Company.
11. Master Repurchase Agreement dated June 15, 2001 with Goldman,
Sachs & Co.
12. Custodial Undertaking dated June 15, 2001 with Goldman, Sachs & Co. and The Bank of New York.
13. Master Repurchase Agreement dated March 27, 2001 with Lehman Brothers Inc. and/or Lehman Commercial Paper Inc.
14. Subcustodial Undertaking dated March 27, 2001 with Lehman Brothers Inc. and/or Lehman Commercial Paper Inc., State Street Bank and Trust Company and The Chase Manhattan Bank.
15. Master Repurchase Agreement dated March 21, 2001 with Merrill Lynch Government Securities Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated.
16. Subcustodial Undertaking dated March 21, 2001 with Merrill Lynch Government Securities Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Chase Manhattan Bank.
17. Master Repurchase Agreement dated June 15, 2001 with Salomon
Smith Barney Inc.
18. Custodial Undertaking dated June 15, 2001 with Salomon Smith Barney Inc. and The Bank of New York.
19. Service Agreement with Alliance Benefit Group dated February 24,
1999.
20. Administrative Services Agreement with American General Retirement Services Company dated December 31, 2000.
21. Administrative Services Agreement with Benefit Plans Administrative Services, Inc. dated October 22, 2002.
22. Service Agreement with Universal Pensions, Inc. dated September
8, 1997.
23. Administrative Services Agreement with Comerica Bank dated
December 24, 2001.
24. Administrative Services Agreement with CPI Qualified Plan Consultants, Inc. dated January 5, 2001.
25. Administrative Services Agreement with First Trust Corporation dated August 12, 2002.
26. Administrative Services Agreement with Digital Retirement Solutions, Inc. dated July 1, 2000.
27. Administrative Services Agreement with GoldK, Inc. dated
February 19, 2002.
28. Administrative Services Agreement with BenefitsCorp Equities, Inc. dated January 6, 2000, as amended.
29. Shareholder Service Agreement with Invesmart, Inc. dated January 8, 2001, as amended.
30. Administrative Services Agreement with Manufacturers Life Insurance Company (U.S.A.) dated August 21, 2000.
31. Administrative Services Agreement with Manufacturers Life Insurance Company of NY dated August 21, 2000.
32. Sub-Administration Services Agreement with Matrix Settlement & Clearance Services, LLC dated August 9, 2001.
33. Supplement to Trust Fund/SERV Agreement with MFS Heritage Trust Company dated April 11, 2000.
34. Service Agreement with Mid Atlantic Capital Corp. dated August
23, 1999.
35. Administrative Services Agreement with Milliman USA, Inc. dated September 26, 2002.
36. Administrative Services Agreement with Security Trust Company dated August 4, 2001.
37. Networking Services Agreement with Janney Montgomery Scott LLC dated October 15, 2001.
38. Networking Services Agreement with Morgan Stanley Dean Witter dated August 5, 2000.
39. Addendum to Bilateral Networking Agreement with MacDonald Investments, Inc. dated October 16, 2000.
40. Networking Services Agreement with Robert W. Baird & Co. dated
July 24, 2000.
41. Networking Services Agreement with U.S. Clearing, a division of Fleet Securities, Inc. dated December 6, 2001.
42. Networking Reimbursement Agreement with American Enterprise Investment Services, Inc. dated June 24, 2002.
43. Networking Services Agreement with Bear Stearns Securities Corp. dated April 6, 2001.
44. Networking Services Agreement with Wachovia Securities, Inc. dated January 1, 2003.
45. Networking Services Agreement with Morgan Keegan &Co, Inc. dated June 12, 2000.
46. Addendum to Bilateral Networking Agreement with U.S. Bancorp Piper Jaffrey Inc. dated August 21, 2001.
47. Networking Services Agreement with National Investors Corp dated February 1, 2002.
48. Networking Reimbursement Agreement with A.G. Edwards & Sons, Inc. dated April 16, 1999.





- 3 -

225524.6.03




















MUNDER SERIES TRUST
ST. CLAIR FUNDS, INC.

AGREEMENT AND PLAN OF
REORGANIZATION AND REDOMICILIATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION (Agreement) is made as of this 11th day of February, 2003, by and between Munder Series Trust, a Delaware statutory trust (Trust), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf each of its separate series:
Liquidity Plus Money Market Fund, Munder Institutional Government Money Market Fund, Munder Institutional Money Market Fund, Munder Institutional S&P MidCap Index Equity Fund, and Munder Institutional S&P SmallCap Index Equity Fund (each an Acquiring Fund), and St. Clair Funds, Inc., a Maryland corporation (Company), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of each of its separate series: Liquidity Plus Money Market Fund, Munder Institutional Government Money Market Fund, Munder Institutional Money Market Fund, Munder Institutional S&P MidCap Index Equity Fund, and Munder Institutional S&P SmallCap Index Equity Fund (each an Acquired Fund).
        WHEREAS, each of the Acquired Funds and each of the Acquiring Funds is a series of an open-end, registered investment company of the management type;
        WHEREAS, each Acquiring Fund has been organized to hold the assets of a corresponding Acquired Fund and each Acquiring Fund has had no assets (other than the seed capital required by Section 14(a) of the Investment Company Act of 1940, as amended (1940 Act)) and has carried on no business activities prior to the date first shown above and will have had no assets (other than the required seed capital) and will have carried on no business activities prior to the consummation of this transaction described herein;
        WHEREAS, the following chart shows each Acquiring Fund and its classes of shares of beneficial interest (Acquiring Fund Shares) and the corresponding Acquired Fund with its classes of shares of common stock ($0.001 par value per share) (Acquired Fund Shares):
Acquiring Fund,
each a series of Munder Series Trust
(a Delaware statutory trust)
Corresponding Acquired Fund
each a series of St. Clair Funds, Inc.
(a Maryland corporation)
Liquidity Plus Money Market Fund
Class L shares

Liquidity Plus Money Market Fund
Class L shares
Munder Institutional Government Money Market Fund
Class K, Y, Preferred (Y-2) & Investor (Y-3) shares
Munder Institutional Government Money Market Fund
Class K, Y, Preferred (Y-2) & Investor (Y-3) shares

Munder Institutional Money Market Fund
Class K, Y, Preferred (Y-2) & Investor (Y-3) shares
Munder Institutional Money Market Fund
Class K, Y, Preferred (Y-2) & Investor (Y-3) shares

Munder Institutional S&P MidCap Index Equity Fund
Class K & Y shares
Munder Institutional S&P MidCap Index Equity Fund
Class K & Y shares

Munder Institutional S&P SmallCap Index Equity Fund
Class K & Y shares
Munder Institutional S&P SmallCap Index Equity Fund
Class K &Y shares


        WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the applicable Acquiring Fund and each reference to Acquiring Fund
Shares in connection with an Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the Acquired Fund; and
        WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of
Section 368(a)(1) of the United States Internal Revenue Code of
1986, as amended (Code);
        WHEREAS, each reorganization, redomiciliation and
liquidation will consist of the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange solely for the Acquiring Fund Shares, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (Reorganization), all upon the terms and conditions hereinafter set forth in this Agreement;
        WHEREAS, each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring
Fund is permitted to invest;
        WHEREAS, the Trustees of the Trust have determined, with
respect to each Acquiring Fund, that the exchange of all of the assets of the corresponding Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
        WHEREAS, the Directors of the Company have determined, with respect to each Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the
assumption of all liabilities of the Acquired Fund by the
corresponding Acquiring Fund is in the best interests of the
Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;
        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	TRANSFER OF ASSETS OF EACH ACQUIRED FUND TO THE CORRESPONDING
ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION
OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED
FUND
        1.1	Subject to the requisite approval of each Acquired Funds
shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund
Shares corresponding to each class of the Acquired Fund as of the time and date set forth in paragraph 3; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2.
Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (Closing Date).
        1.2	The assets of each Acquired Fund to be acquired by the
corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, with respect to each Acquired Fund separately, Assets).  Each
Acquiring Fund shall assume all of the liabilities of the
corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, with respect to each Acquired Fund separately, Liabilities).
        1.3	Immediately upon delivery to the Acquired Fund of the
Acquiring Fund Shares, each Acquired Fund, as the then sole
shareholder of the corresponding Acquiring Fund, shall (i) elect trustees of the Trust, (ii) approve the advisory and sub-advisory agreements previously approved by the Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph
5.2, (iii) approve the distribution and service plan pursuant to
Rule 12b-1 under the 1940 Act, with respect to each class of shares of the corresponding Acquiring Fund, previously approved by the
Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph 5.2, and (iv) ratify the selection of Ernst & Young LLP as the independent accountants of the corresponding Acquiring Fund.
        1.4	Immediately following the action contemplated by
paragraph 1.3, each Acquired Fund will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing as defined in paragraph 3.1 (Acquired Fund Shareholders), on a pro rata basis within that class, the Acquiring
Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the
corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of that class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding
Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. An Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.
        1.5	Ownership of Acquiring Fund Shares will be shown on the
books of each Acquiring Funds Transfer Agent, as defined in
paragraph 3.3.
        1.6	Any reporting responsibility of an Acquired Fund,
including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the
Securities and Exchange Commission (Commission), any state
securities commission, and any Federal, state or local tax
authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.	VALUATION
        2.1	The value of the Assets shall be the value of such
Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the Valuation Date), computed using the valuation procedures set forth in then-current prospectus and statement of additional information with respect to each
Acquired Fund and valuation procedures established by the Companys
Board of Directors.
        2.2	All computations of value shall be made by State Street
Bank and Trust Company, in its capacity as administrator for each Acquired Fund, and shall be subject to confirmation by each
Acquiring Funds record keeping agent and by each Acquiring Funds independent accountants.
3.	CLOSING AND CLOSING DATE
        3.1	The Closing Date shall be April 25, 2003, or such other
date as the parties may agree.  All acts taking place at the closing of the transactions provided for in this Agreement (Closing) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m.,
Eastern Time.  The Closing shall be held at the offices of the
Company or at such other time and/or place as the parties may agree.
        3.2	The Company shall direct State Street Bank and Trust
Company, as custodian for each Acquired Fund (Custodian), to deliver to the Trust, at the Closing, a certificate of an authorized officer stating that (i) the Assets of each Acquired Fund have been delivered in proper form to the corresponding Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of each Acquired Fund, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Funds portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the corresponding Acquiring Fund, as the Custodian also serves as the custodian for each Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the
Closing Date, and such certificates and other written instruments shall be transferred and delivered by each Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of each Acquiring Fund as of the
Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the corresponding Acquired Funds Assets are deposited, the corresponding Acquired
Funds Assets deposited with such depositories. The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.
        3.3	The Company shall direct PFPC, Inc., in its capacity as
transfer agent for each Acquired Fund (Transfer Agent), to deliver to the Trust at the Closing a certificate of an authorized officer stating that its records contain the name and address of each
Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall deliver to the Secretary of the corresponding Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Funds account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the
Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each Acquired Fund shall deliver to the corresponding Acquiring Fund such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the corresponding Acquiring Fund or its counsel may reasonably request.
        3.4	In the event that on the Valuation Date (a) the New York
Stock Exchange or another primary trading market for portfolio securities of an Acquiring Fund or the corresponding Acquired Fund (each, an Exchange) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either the Board of Trustees of the Trust or the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.
4.	REPRESENTATIONS AND WARRANTIES
        4.1	Except as has been fully disclosed to the applicable
corresponding Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of the Company, the
Company, on behalf of each Acquired Fund, represents and warrants to the Trust as follows:
               (a)	The Acquired Fund is duly organized as a
series of the Company, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under the Companys Articles of Incorporation, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted;
               (b)	The Company is a registered investment
company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund
Shares under the Securities Act of 1933, as amended (1933 Act), is in full force and effect;
               (c)	No consent, approval, authorization, or
order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (1934 Act), the 1940 Act and state securities laws;
               (d)	The current prospectus and statement of
additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
               (e)	On the Valuation Date, the Company, on
behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no
restrictions on the full transfer thereof, including such
restrictions as might arise under the 1933 Act;
               (f)	The Acquired Fund is not engaged currently,
and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Companys Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii)
the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Company, on behalf of the Acquired Fund, is a party or by which it is bound;
               (g)	All material contracts or other commitments
of the Acquired Fund (other than this Agreement, listed on Schedule
A and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired
Fund on or prior to the Closing Date.  Each contract listed on
Schedule A is a valid, binding and enforceable obligation of each party thereto and the assignment by each Acquired Fund to the corresponding Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default
thereunder or the imposition of any penalty thereunder;
               (h)	No litigation or administrative proceeding
or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the
Company, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
               (i)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2002 have been audited by Ernst & Young LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (GAAP) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired
Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with
GAAP as of such date not disclosed therein;
               (j)	The Statement of Assets and Liabilities,
Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2002 (unaudited)
are, or will be when sent to Acquired Fund Shareholders in the regular course, in accordance with GAAP consistently applied, and such statements (copies of which have been, or will be, furnished to the Acquiring Fund) present or will present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, including all known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date;
               (k)	Since December 31, 2002, there has not been
any material adverse change in the Acquired Funds financial
condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the
Acquired Fund shall not constitute a material adverse change;
               (l)	On the Closing Date, all Federal and other
tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Funds
knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
               (m)	For each taxable year of its operation
(including the taxable year ending on the Closing Date), the
Acquired Fund has met (or will meet) the requirements of Subchapter
M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute)
its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the
Closing Date;
               (n)	All issued and outstanding Acquired Fund
Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state, territory and the
District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund
Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The
Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;
               (o)	The execution, delivery and performance of
this Agreement has been duly authorized by all necessary action, if any, on the part of the Directors of the Company, on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Company, on behalf of the Acquired Fund,
enforceable in accordance with its terms, subject, as to
enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles;
               (p)	The information to be furnished by the
Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and
               (q)	The Proxy Statement (as defined in paragraph
5.2) insofar as it relates to the Acquired Fund, will, on the effective date of the Proxy Statement and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the
circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.
        4.2 	Except as has been fully disclosed to the
applicable corresponding Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of the
Trust, the Trust, on behalf of each Acquiring Fund, represents and warrants to the Company as follows:
               (a)	The Acquiring Fund is duly organized as a
series of the Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under the Trusts Declaration of Trust to own all of its properties and assets and to carry on its business as contemplated by this Agreement;
               (b)	The Trust is a registered investment company
classified as a management company of the open-end type, and its registration with the Commission as an investment company under the
1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date;
               (c)	No consent, approval, authorization, or
order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934
Act, the 1940 Act and state securities laws;
               (d)	The current prospectus and statement of
additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated
therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
               (e)	The Acquiring Fund is not engaged currently,
and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trusts Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii)
the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the
Acquiring Fund, is a party or by which it is bound;
               (f)	No litigation or administrative proceeding
or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the
Trust, with respect to the Acquiring Fund or any of the Acquiring
Funds properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Funds financial condition or the conduct of its business.  The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the
Acquiring Funds business or its ability to consummate the
transactions herein contemplated;
               (g)	To the best knowledge of the Acquiring Fund,
the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its Federal income tax under
Section 852 of the Code;
               (h)	Upon consummation of the Reorganization, all
issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
               (i)	The execution, delivery and performance of
this Agreement has been duly authorized by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles;
               (j)	The information to be furnished by the
Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and
               (k)	Prior to the Closing Date, the Acquiring
Fund will have carried on no business activity and will have had no assets or liabilities other than the seed capital required by
Section 14(a) of the 1940 Act.
5.	COVENANTS
        5.1	Each Acquired Fund will operate its business in the
ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and
distributions, and any other distribution that may be advisable.
        5.2	The Company will call a meeting of the shareholders of
each Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the
transactions contemplated herein.  The Company will, on behalf of each Acquired Fund, prepare, file with the Commission, and deliver to the Acquired Fund Shareholders in connection with such meeting, a proxy statement on Schedule 14A (Proxy Statement) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.
        5.3	Each Acquired Fund covenants that the Acquiring Fund
Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
        5.4 	Each Acquired Fund will assist the corresponding
Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the
Acquired Fund shares.
        5.5.	Subject to the provisions of this Agreement, each
Acquiring Fund and each corresponding Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
        5.6. 	Each Acquiring Fund will provide the corresponding
Acquired Fund with information reasonably necessary for the
preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.
        5.7	Each Acquiring Fund and each corresponding Acquired Fund
shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
        5.8	The Company, on behalf of each Acquired Fund, covenants
that it will, from time to time, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Companys title to and possession of the Acquiring Fund Shares to be delivered
hereunder and (b) the Trusts, title to and possession of all the
Assets and to otherwise to carry out the intent and purpose of this
Agreement.
        5.9	Each Acquiring Fund will use all reasonable efforts to
obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.
6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND
        The obligations of the Company, on behalf of an Acquired
Fund, to consummate the transactions provided for herein shall be subject, at the Companys election, to the performance by the Trust, on behalf of the corresponding Acquiring Fund, of all the
obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
        6.1.	All representations and warranties of the Trust,
on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
        6.2.	The Trust, on behalf of the Acquiring Fund, shall
have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by the Trusts President or Vice President
and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Company shall reasonably request;
        6.3.	The Trust, on behalf of the Acquiring Fund, shall
have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and
        6.4.	The Acquired Fund and the Acquiring Fund shall
have agreed on the number of full and fractional Acquiring Fund
Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND
        The obligations of the Trust, on behalf of an Acquiring
Fund, to complete the transactions provided for herein shall be subject, at the Trusts election, to the performance by the Company, on behalf of the corresponding Acquired Fund, of all of the
obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
        7.1.	All representations and warranties of the Company,
on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
        7.2.	The Company shall have delivered to the Acquiring
Fund a statement of the Acquired Funds Assets and Liabilities, as of
the Closing Date, certified by the Treasurer of the Company;
        7.3.	The Company, on behalf of the Acquired Fund, shall
have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the Companys President or Vice
President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing
Date, to the effect that the representations and warranties of the Company, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;
        7.4	The Company, on behalf of the Acquired Fund, shall have
performed all of the covenants and complied with all of the
provisions required by this Agreement to be performed or complied with by the Company, on behalf of the Acquired Fund, on or before the Closing Date; and
        7.5	The Acquired Fund and the Acquiring Fund shall have
agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING
FUND AND EACH CORRESPONDING ACQUIRED FUND
        If any of the conditions set forth below have not been
satisfied on or before the Closing Date with respect to the Company, on behalf of an Acquired Fund, or the Trust, on behalf of the corresponding Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:
        8.1	The Agreement and the transactions contemplated herein
shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Companys Articles of Incorporation, By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the conditions set forth in this paragraph 8.1;
        8.2	On the Closing Date no action, suit or other proceeding
shall be pending or, to the Trusts or to the Companys knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
        8.3	All consents of other parties and all other consents,
orders and permits of Federal, state and local regulatory
authorities deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;
        8.4	The registration statement with respect to the Acquiring
Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933
Act; and
        8.5	The parties shall have received the opinion of counsel
to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Company of representations it shall request of the Trust and the Company. Notwithstanding anything herein to the contrary, neither the Trust nor the Company may waive the condition set forth in this paragraph
8.5.
9.	INDEMNIFICATION
	9.1.	The Trust, out of each Acquiring Funds assets and
property, agrees to indemnify and hold harmless the corresponding Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense ( or actions with respect thereto) arises out of or is based on any breach by the Acquiring
Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

	9.2	The Company, out of each Acquired Funds assets and
property, agrees to indemnify and hold harmless the corresponding Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES
        10.1	The Trust, on behalf of each Acquiring Fund, and
the Company, on behalf of each corresponding Acquired Fund,
represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
        10.2	The expenses relating to the proposed
Reorganization will be borne solely by the Acquired Funds pro rata on the basis of relative net assets.  The costs of the
Reorganization shall include, but not be limited to, costs
associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Proxy Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a regulated investment company within the meaning of Section 851 of the Code.
11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
        11.1	The Trust and the Company agree that neither party
has made any representation, warranty or covenant, on behalf of either an Acquiring Fund or an Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.
        11.2	The representations, warranties and covenants
contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in Section 9 shall survive the Closing.
12.	TERMINATION
        This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of the Trust or the Board of Directors of the Company, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to any Acquiring Fund or any Acquired Fund, respectively.
13.	AMENDMENTS
        This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Company and the Trust; provided, however, that following the meeting of the shareholders of each Acquired Fund called by the Company pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.
14.	NOTICES
        Any notice, report, statement or demand required or
permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Trust and the Company, 480 Pierce Street, Birmingham, MI 48009, attn:
Stephen J. Shenkenberg, in each case with a copy to Dechert LLP,
1775 I Street, N.W., Washington, DC 20006, attn: Jane A. Kanter.
15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION
OF LIABILITY
        15.1	The Article and paragraph headings contained in
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
        15.2	This Agreement shall be governed by and construed
in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
        15.3	The warranties, representations, and agreements
contained in this Agreement made by the Company, on behalf of each of the Acquired Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations, and agreements contained in this Agreement made by the Trust, on behalf of each of the Acquiring Funds, are made on a several (and not joint, or joint and several) basis. In the event that shareholders of a particular Acquired Fund do not approve the Reorganization with respect to that Acquired Fund and the corresponding Acquiring Fund, the Agreement will continue to remain in full force and effect with respect to the reorganizations, redomiciliations and liquidations for the other Acquired Funds and their corresponding Acquiring Funds referenced in this Agreement.
The benefits and obligations attendant to the Reorganization are severable with respect to each Acquired Fund and its corresponding Acquiring Fund and the other Acquired Funds and their corresponding Acquiring Funds participating in the Reorganization. Shareholders of the Acquired Funds have no rights under this Agreement with respect to the reorganization, redomiciliation, and liquidation of any other Acquired Fund in which they do not hold shares.
        15.4	This Agreement shall bind and inure to the benefit
of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.
MUNDER SERIES TRUST, on behalf of its series:
ST. CLAIR FUNDS, INC., on behalf of its series:
Liquidity Plus Money Market Fund,
Munder Institutional Government Money Market Fund,
Munder Institutional Money Market Fund,
Munder Institutional S&P MidCap Index Equity Fund, and
Munder Institutional S&P SmallCap Index Equity Fund

Liquidity Plus Money Market Fund,
Munder Institutional Government Money Market Fund,
Munder Institutional Money Market Fund,
Munder Institutional S&P MidCap Index Equity Fund, and
Munder Institutional S&P SmallCap Index Equity Fund

By: /s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
Vice President and Secretary

By: /s/ Peter K. Hoglund
Peter K. Hoglund
Vice President



Schedule A

Material Acquired Fund Contracts to be Assigned to Acquiring Funds

1. Administration Agreement dated June 1, 2002, as amended, with Munder Capital Management.
2. Amended and Restated Investment Advisory Agreement dated May 15, 2001, as amended, with Munder Capital Management.
3. Contractual Investment Advisory Fee Waiver and Expense Reimbursement Agreement dated May 1, 2002.
4. Amended and Restated Investment Advisory Agreement dated May 15, 2001, as amended, with World Asset Management, a division of Munder Capital Management.
5. Combined Distribution Agreement dated May 15, 2001, as amended, with Funds Distributor, Inc.
6. Sub-Administration Agreement dated June 1, 2002, as amended, with FDI Distribution Services, Inc.
7. Sub-Administration Agreement dated June 1, 2002, as amended, with State Street Bank and Trust Company.
8. Master Custodian Contract dated September 26, 2001, as amended, with State Street Bank and Trust Company.
9. Transfer Agency and Registrar Agreement dated August 13, 2002, as amended, with PFPC Inc.
10. Securities Lending Authorization Agreement dated March 31, 1998, as amended, with State Street Bank and Trust Company.
11. Line of Credit Agreement dated December 20, 2000, as amended, with State Street Bank and Trust Company.
12. Master Repurchase Agreement dated June 15, 2001 with Goldman,
Sachs & Co.
13. Custodial Undertaking dated June 15, 2001 with Goldman, Sachs & Co. and The Bank of New York.
14. Master Repurchase Agreement dated March 27, 2001 with Lehman Brothers Inc. and/or Lehman Commercial Paper Inc.
15. Subcustodial Undertaking dated March 27, 2001 with Lehman Brothers Inc. and/or Lehman Commercial Paper Inc., State Street Bank and Trust Company and The Chase Manhattan Bank.
16. Master Repurchase Agreement dated March 21, 2001 with Merrill Lynch Government Securities Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated.
17. Subcustodial Undertaking dated March 21, 2001 with Merrill Lynch Government Securities Inc. and/or Merrill Lynch, Pierce, Fenner & Smith Incorporated and The Chase Manhattan Bank.
18. Master Repurchase Agreement dated June 15, 2001 with Salomon
Smith Barney Inc.
19. Custodial Undertaking dated June 15, 2001 with Salomon Smith Barney Inc. and The Bank of New York.
20. License Agreement dated January 1, 1997 with Standard & Poors, a division of McGraw-Hill Companies, Inc.



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